Exhibit 32.2

                                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                             PURSUANT TO 18 U.S.C. SECTION 1350,

                                         AS ADOPTED PURSUANT TO SECTION 906

                                           OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Ng, principal accounting officer of Bayview Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Bayview Corporation, for the fiscal year ended May 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Bayview Corporation

/s/ Paul Ng

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Paul Ng

Principal Accounting Officer

October 12, 2004